MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to
5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.





                                                           [30-YEAR BOND YIELDS 1994-2000 LINE AND BAR GRAPH]

                                        INSURED                   U.S. Treasury          Insured Municipal Yields as a
                                    MUNICIPAL YIELDS                  Yields           Percentage of U.S. Treasury Yields
                                    ----------------              -------------        ----------------------------------
1994                                      5.40%                        6.34%                           85.17%
                                          5.40                         6.24                            86.54
                                          5.80                         6.66                            87.09
                                          6.40                         7.09                            90.27
                                          6.35                         7.32                            86.75
                                          6.25                         7.43                            84.12
                                          6.50                         7.61                            85.41
                                          6.25                         7.39                            84.57
                                          6.30                         7.45                            84.56
                                          6.55                         7.81                            83.87
                                          6.75                         7.96                            84.80
                                          7.00                         8.00                            87.50
                                          6.75                         7.88                            85.66
1995                                      6.40                         7.70                            83.12
                                          6.15                         7.44                            82.66
                                          6.15                         7.43                            82.77
                                          6.20                         7.34                            84.47
                                          5.80                         6.66                            87.09
                                          6.10                         6.62                            92.15
                                          6.10                         6.86                            88.92
                                          6.00                         6.66                            90.09
                                          5.95                         6.48                            91.82
                                          5.75                         6.33                            90.84
                                          5.50                         6.14                            89.58
                                          5.35                         5.94                            90.07
1996                                      5.40                         6.03                            89.55
                                          5.60                         6.46                            86.69
                                          5.85                         6.66                            87.84
                                          5.95                         6.89                            86.36
                                          6.05                         6.99                            86.55
                                          5.90                         6.89                            85.63
                                          5.85                         6.97                            83.93
                                          5.90                         7.11                            82.98
                                          5.70                         6.93                            82.25
                                          5.65                         6.64                            85.09
                                          5.50                         6.35                            86.61
                                          5.60                         6.63                            84.46
1997                                      5.70                         6.79                            83.95
                                          5.65                         6.80                            83.09
                                          5.90                         7.10                            83.10
                                          5.75                         6.94                            82.85
                                          5.65                         6.91                            81.77
                                          5.60                         6.78                            82.60
                                          5.30                         6.30                            84.13
                                          5.50                         6.61                            83.21
                                          5.40                         6.40                            84.38
                                          5.35                         6.15                            86.99
                                          5.30                         6.05                            87.60
                                          5.15                         5.92                            86.99
1998                                      5.15                         5.80                            88.79
                                          5.20                         5.92                            87.84
                                          5.25                         5.93                            88.53
                                          5.35                         5.95                            89.92
                                          5.20                         5.80                            89.66
                                          5.20                         5.65                            92.04
                                          5.18                         5.71                            90.72
                                          5.03                         5.27                            95.45
                                          4.95                         5.00                            99.00
                                          5.05                         5.16                            97.87
                                          5.00                         5.06                            98.81
                                          5.05                         5.10                            99.02
1999                                      5.00                         5.09                            98.23
                                          5.10                         5.58                            91.40
                                          5.15                         5.63                            91.47
                                          5.20                         5.66                            91.87
                                          5.30                         5.83                            90.91
                                          5.47                         5.96                            91.78
                                          5.55                         6.10                            90.98
                                          5.75                         6.06                            94.88
                                          5.85                         6.05                            96.69
                                          6.03                         6.16                            97.90
                                          6.00                         6.29                            95.39
                                          5.97                         6.48                            92.13
2000                                      6.18                         6.49                            95.22
                                          6.04                         6.14                            98.37
                                          5.82                         5.83                            99.83
                                          5.91                         5.96                            99.16
                                          5.91                         6.01                            98.34
                                          5.84                         5.90                            98.98
                                          5.73                         5.78                            99.13
                                          5.62                         5.67                            99.12
                                          5.74                         5.89                            97.45
                                          5.65                         5.79                            97.58

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.



PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Trust (IMT) increased from $14.91 to $15.09 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.93 per share, the Trust's total NAV return was 8.26 percent. IMT's value on the New York Stock Exchange (NYSE) increased from $13.6875 to $14.1875 per share during this period. Based on this change plus reinvestment of tax-free dividends, IMT's total market return was 10.87 percent. As of October 31, 2000, IMT's share price was at a 5.98 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

Monthly dividends for the fourth quarter of 2000, declared in September, were unchanged at $0.0775 per share. The Trust's level of undistributed net investment income was $0.114 per share on October 31, 2000, versus $0.124 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's net assets of $449 million were diversified among 14 long-term sectors and 61 credits. Issues in the refunded bond category comprised 22 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October the portfolio's average maturity was 16 years. Average duration, a measure of sensitivity to interest rate changes, was 4.9 years. Generally, bonds with longer durations have greater volatility. The accompanying charts provide current information on the portfolios credit enhancements, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also charted by year.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.10 per share to common share earnings. The Trust's two ARPS series totaling $130 million represented 29 percent of net assets. The yield on the Trust's weekly ARPS series ranged between 3.35 and 5.30 percent. The yield on the 12-month ARPS series, with a January 2001 rollover, is 4.19 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 1,036,733 shares of common stock at a weighted average market discount of 9.62 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

REFUNDED                                    22%
IDR/PCR*                                    14%
WATER & SEWER                               13%
ELECTRIC                                     7%
GENERAL OBLIGATION                           6%
EDUCATION                                    6%
TRANSPORTATION                               6%
MORTGAGE                                     6%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT ENHANCEMENTS PIE CHART]

CREDIT RATINGS AS OF OCTOBER 31, 2000 ENHANCEMENTS
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                        38%
AMBAC                       24%
FGIC                        20%
FSA                         16%
GNMA                         2%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTTON BY MATURITY BAR CHART]

                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                                                               WEIGHTED AVERAGE
                                                              MATURITY: 16 YEARS

Under 1 Year                                                   6.1%
1-5 YEARS                                                     17.3%
5-10 YEARS                                                     6.9%
10-20 YEARS                                                   26.9%
20-30 YEARS                                                   30.3%
30+ YEARS                                                     13.2%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                               OCTOBER 31, 2000

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 5 YEARS

                                BONDS CALLABLE

YEARS BONDS CALLABLE
2000                             0%
2001                            10%
2002                            43%
2003                             2%
2004                             4%
2005                             2%
2006                             5%
2007                             0%
2008                             3%
2009                             9%
2010+                           22%


                                                               WEIGHTED AVERAGE
                                                               BOOK YIELD: 6.4%

                              COST (BOOK) YIELD*

2000
2001                           7.0%
2002                           6.9%
2003                           5.1%
2004                           5.8%
2005                           6.0%
2006                           6.3%
2007
2008                           6.1%
2009                           5.9%
2010+                          5.8%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.0% ON 10% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Wayne E. Hedien
For.........................................................  17,709,985
Withheld....................................................     337,973

James F. Higgins
For.........................................................  17,709,101
Withheld....................................................     338,857

John L. Schroeder
For.........................................................  17,705,801
Withheld....................................................     342,157

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Dr. Manuel H. Johnson
For.........................................................       1,995
Withheld....................................................           4

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(3) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
AUDITORS:

For.........................................................  17,655,937
Against.....................................................     122,321
Abstain.....................................................     269,700

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (94.6%)
            General Obligation (5.5%)
$ 10,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)..............  0.00 %   06/30/10    $ 6,111,100
   5,000    Hawaii, 1999 Ser CT (FSA)...................................  5.875    09/01/17      5,217,400
   8,000    Chicago, Illinois, Refg Ser 1992 (Ambac)....................  6.25     01/01/11      8,849,280
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
             06/01/92 B (Ambac).........................................  6.50     06/01/17      4,525,040
--------                                                                                       -----------
  27,000                                                                                        24,702,820
--------                                                                                       -----------

            Educational Facilities Revenue (5.7%)
            Fulton County Development Authority, Georgia,
     900     Morehouse College Project, Ser 2000 (Ambac)................  6.25     12/01/21        969,192
   1,700     Morehouse College Project, Ser 2000 (Ambac)................  5.875    12/01/30      1,743,554
            Massachusetts Health & Educational Facilities Authority,
  15,000     Northeastern University Ser E (MBIA)**.....................  6.55     10/01/22     15,745,500
   1,745     Stonehill College Ser E (MBIA).............................  6.60     07/01/20      1,826,544
   2,500    University of North Carolina, Pool Ser 2000 (Ambac).........  5.25     10/01/20      2,427,750
   3,000    Utah Board Of Regents, University of Utah - Huntsman Cancer
             Institute Building Refg Ser 2000 A (MBIA)..................  5.50     04/01/18      3,002,190
--------                                                                                       -----------
  24,845                                                                                        25,714,730
--------                                                                                       -----------

            Electric Revenue (7.0%)
  10,000    Los Angeles Department of Water & Power, Issue of 1999
             (FSA)......................................................  5.50     06/15/29     10,003,300
   7,000    Long Island Power Authority, New York, Ser 2000 A (FSA)
             (WI).......................................................  0.00     06/01/16      3,000,830
  10,000    Lower Colorado River Authority, Texas, Refg Ser 1999 A
             (FSA)**....................................................  5.875    05/15/16     10,448,800
   8,000    Texas Municipal Power Agency, Refg Ser 1993 (MBIA)..........  5.25     09/01/12      8,030,720
--------                                                                                       -----------
  35,000                                                                                        31,483,650
--------                                                                                       -----------

            Hospital Revenue (3.6%)
   5,000    Montgomery Special Care Facilities Financing Authority,
             Alabama, Baptist Health Ser 1998 B (MBIA)..................  5.00     11/15/29      4,401,350
   5,000    Brevard County Health Facilities Authority, Florida,
             Wuesthoff Memorial Hospital Ser 1992 A (MBIA)..............  6.625    04/01/13      5,218,750
   4,000    Fulco Hospital Authority, Georgia, Catholic Health East Ser
             1998 A (MBIA)..............................................  5.00     11/15/28      3,571,880
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare Ser 1998 A (MBIA)...............................  5.00     06/01/22      2,799,480
--------                                                                                       -----------
  17,000                                                                                        15,991,460
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (14.1%)
   6,000    Delaware Economic Development Authority, Delmarva Power &
             Light Co Ser 1992 A (AMT) (Ambac)..........................  6.85     05/01/22      6,250,440
   5,000    Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser
             D (Secondary FGIC).........................................  7.00     04/01/15      5,233,700
  20,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................  7.00     06/01/31     20,639,400

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
$  7,500    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
             1987 (Ambac)...............................................  6.55 %   10/01/13   $ 7,835,175
   5,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1996 Ser (MBIA)......................  5.50     01/01/21     4,939,600
            Brazos River Authority, Texas,
   7,500     Houston Lighting & Power Co 1992 A (Ambac).................  6.70     03/01/17     7,811,175
  10,000     Texas Utilities Electric Co Collateralized Ser 1992 A
             (AMT)......................................................  6.75     04/01/22    10,414,000
--------                                                                                      -----------
  61,000                                                                                       63,123,490
--------                                                                                      -----------

            Mortgage Revenue - Multi-Family (3.3%)
  15,000    New Jersey Housing Mortgage Finance Agency, Home Buyer Ser
--------     2000 CC
             (MBIA) (AMT)...............................................  5.875    10/01/31    14,977,800
                                                                                              -----------

            Mortgage Revenue - Single Family (2.5%)
   3,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA).....................................................  5.875    12/01/24     3,002,400
   5,800    Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser
             A & B (AMT)................................................  8.50++   09/15/24     6,061,000
   2,200    Ohio Housing Finance Agency, GNMA-Backed 1991 Ser A 1 & 2
             (AMT)......................................................  9.081++  03/24/31     2,304,500
--------                                                                                      -----------
  11,000                                                                                       11,367,900
--------                                                                                      -----------

            Public Facilities Revenue (5.3%)
   3,000    Denver, Colorado, Civic Center Office Building Ser 2000 B
             COPs (Ambac)...............................................  5.50     12/01/21     2,985,030
  20,000    Hudson County, New Jersey, Correctional Refg Ser 1992 COPs
             (MBIA).....................................................  6.60     12/01/21    20,847,800
--------                                                                                      -----------
  23,000                                                                                       23,832,830
--------                                                                                      -----------

            Recreational Facilities Revenue (2.7%)
   2,500    College Park Business & Industrial Development Authority,
             Georgia, Civic Center Ser 2000 (Ambac).....................  5.75     09/01/26     2,542,725
  10,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) (WI)......  5.25     12/01/32     9,466,500
--------                                                                                      -----------
  12,500                                                                                       12,009,225
--------                                                                                      -----------

            Resource Recovery Revenue (1.9%)
   8,325    Detroit Economic Development Corporation, Michigan, Ser 1991
             A (AMT) (FSA)..............................................  6.875    05/01/09     8,569,006
--------                                                                                      -----------

            Transportation Facilities Revenue (6.3%)
   5,000    Denver City & County, Colorado, Airport Refg Ser 2000 A
             (AMT) (Ambac)..............................................  6.00     11/15/18     5,167,350
   5,000    Greater Orlando Aviation Authority, Florida, Ser 1992 A
             (AMT) (FGIC)...............................................  6.50     10/01/12     5,240,250
   5,000    Hillsborough County Port District, Florida, Tampa Port
             Authority Refg Ser 1995 (AMT) (FSA)........................  5.75     06/01/13     5,145,800
   2,045    Hawaii, Airports Second Lien Ser 1991 (AMT) (FGIC)..........  6.75     07/01/21     2,107,434
   4,000    Regional Transportation Authority, Illinois, Refg Ser 1999
             (FSA)......................................................  5.75     06/01/21     4,162,320
   2,000    Minneapolis - St Paul Metropolitan Airports Commission,
             Minnesota, Ser 1998 A (Ambac)..............................  5.00     01/01/30     1,817,180

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
$  7,360    Nevada Department of Business & Industry, Las Vegas Monorail
             Project, 1st Tier Ser 2000 (Ambac).........................  0.00 %   01/01/21   $ 2,273,872
   2,500    Port of Seattle, Washington, Ser B (AMT) (MBIA).............  5.625    02/01/24     2,447,400
--------                                                                                      -----------
  32,905                                                                                       28,361,606
--------                                                                                      -----------

            Water & Sewer Revenue (13.4%)
   7,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)......  5.00     11/01/29     6,330,800
   2,000    Henry County Water & Sewer Authority, Georgia, Ser 2000
             (FGIC).....................................................  5.625    02/01/30     2,003,940
   5,000    Honolulu City and County, Hawaii, Wastewater Junior Ser 1998
             (FGIC).....................................................  4.50     07/01/28     4,086,300
   7,790    Kenton County Water District #1, Kentucky, Refg Ser 1992
             (FGIC).....................................................  6.375    02/01/17     8,111,026
   3,800    Louisville Board of Water Works, Kentucky, Water Ser 2000...  5.50     11/15/25     3,759,150
  10,000    Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky, Ser 1999 A (FGIC)................................  5.75     05/15/33    10,105,599
   3,375    Massachusetts Water Resources Authority, 2000 Ser A
             (FGIC).....................................................  6.00     08/01/15     3,618,338
            Detroit, Michigan,
   1,700    Water Supply Refg Ser 1992 (FGIC)...........................  8.106++  07/01/22     1,821,125
   5,000    Water Supply Ser 1999 A (FGIC)..............................  5.75     07/01/26     5,061,200
  10,000    Grand Strand Water & Sewer Authority, South Carolina, Refg
             Ser 1992 (MBIA)............................................  6.00     06/01/19    10,089,300
   5,000    North Charleston Sewer District, South Carolina, Refg Ser
             1992 A (MBIA)..............................................  6.00     07/01/18     5,049,150
--------                                                                                      -----------
  60,665                                                                                       60,035,928
--------                                                                                      -----------

            Other Revenue (1.3%)
   3,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1998
             (FSA)......................................................  5.00     07/01/23     2,763,030
   3,000    Alexandria Industrial Development Authority, Virginia,
             Institute for Defense Analysis Ser 2000 A (Ambac)..........  5.90     10/01/30     3,051,720
--------                                                                                      -----------
   6,000                                                                                        5,814,750
--------                                                                                      -----------

            Refunded (22.0%)
  15,000    Delaware Health Facilities Authority, Medical Center of
             Delaware Ser 1992 (MBIA) (ETM).............................  6.25     10/01/06    16,260,600
  10,000    Orange County, Florida, Tourist Development Tax Ser 1992 B
             (Ambac)....................................................  6.00     10/01/02+   10,294,300
   7,300    Louisiana Public Facilities Authority, Our Lady of the Lake
             Regional Medical Center Ser 1993 D & E (FSA)...............  5.391    07/12/24+    7,596,964
   4,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........  8.005++  07/01/02+    4,375,000
  15,000    Harrisburg Authority, Pennsylvania, Water Ser of 1992
             (FGIC).....................................................  6.50     08/15/02+   15,534,900
  15,000    South Carolina Public Service Authority, 1991 Ser D
             (Ambac)....................................................  6.50     07/01/02+   15,786,150
   5,000    Shelby County Health, Educational & Housing Facility Board,
             Tennessee, LeBonheur Children's Medical Center Inc Ser D
             (MBIA) (ETM)...............................................  5.50     08/15/19     5,090,750

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  7,500    Amarillo Health Facilities Corporation, Texas, High Plains
             Baptist Hospital
             Ser 1992 A & B (FSA).......................................  8.277%++ 01/01/02+   $ 8,118,750
  15,000    Wisconsin Health & Educational Facilities Authority,
             Children's Hospital Inc Ser 1992 B (FGIC)..................  6.50     08/15/02+    15,793,800
--------                                                                                       -----------
  93,800                                                                                        98,851,214
--------                                                                                       -----------
 428,040    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $405,481,416)............................   424,836,409
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (6.1%)
  10,000    Reedy Creek Improvement District, Florida, Utilities Ser
             1991-1 (MBIA)..............................................  6.50     10/01/01+    10,290,500
   3,000    Idaho Health Facilities Authority, St Lukes Regional Medical
             Center Ser 2000 (FSA) (Demand 11/01/00)....................  3.00*    11/07/00      3,000,000
   2,500    Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center 1991 Ser A (FSA)...................  9.165++  05/01/01+     2,653,125
  11,300    Harris County Health Facilities Development Corporation,
--------     Texas, Methodist Hospital Ser 1994 (Demand 11/01/00).......  3.00*    11/07/00     11,300,000
                                                                                               -----------

  26,800    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $26,709,984)............    27,243,625
--------                                                                                       -----------

$454,840    TOTAL INVESTMENTS (Cost $432,191,400) (a)..............................   100.7%   452,080,034
========

            LIABILITIES IN EXCESS OF OTHER ASSETS..................................    (0.7)    (3,003,870)
                                                                                      -----    -----------


            NET ASSETS.............................................................   100.0%   $449,076,164
                                                                                      =====    ===========

---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to maturity.
 WI    Security purchased on a "when-issued" basis.
 ++    Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 **    This security is segregated in connection with the purchase of a "when-issued" security.
 (a)   The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $20,020,423 and the aggregate gross unrealized depreciation is $131,789, resulting in net unrealized appreciation of $19,888,634.

                          Bond Insurance:
-------------------------------------------------------------------
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alaska.....................     2.0%
Alabama....................     1.0
California.................     2.2
Colorado...................     1.8
Delaware...................     5.0
Florida....................     8.1
Georgia....................     3.8
Hawaii.....................     2.5
Idaho......................     0.7
Illinois...................     2.9
Indiana....................     1.2
Kansas.....................     4.6
Kentucky...................     4.9
Louisiana..................     1.7
Massachusetts..............     4.7
Michigan...................     4.4
Minnesota..................     0.4
Missouri...................     0.6
Nebraska...................     1.4
Nevada.....................     3.3
New Jersey.................     8.0
New York...................     1.8
North Carolina.............     0.5
Ohio.......................     2.6
Pennsylvania...............     4.1
South Carolina.............     6.9
Tennessee..................     1.7
Texas......................    12.5
Utah.......................     0.7
Virginia...................     0.7
Washington.................     0.5
Wisconsin..................     3.5
                              -----
Total......................   100.7%
                              =====

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
ASSETS:
Investments in securities, at value
 (cost $432,191,400).....................  $452,080,034
Cash.....................................        38,724
Interest receivable......................     6,820,311
Prepaid expenses.........................        85,963
                                           ------------

    TOTAL ASSETS.........................   459,025,032
                                           ------------

LIABILITIES:
Payable for:
    Investments purchased................     9,464,267
    Dividends to preferred
     shareholders........................       137,752
    Investment management fee............       137,646
    Shares of beneficial interest
     repurchased.........................        98,382
Accrued expenses.........................       110,821
                                           ------------
    TOTAL LIABILITIES....................     9,948,868
                                           ------------
    NET ASSETS...........................   449,076,164
                                           ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of non-
 participating $.01 par value, 2,600
 shares outstanding).....................   130,000,000
                                           ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 21,140,880 shares outstanding)...   294,141,597
Net unrealized appreciation..............    19,888,634
Accumulated undistributed net investment
 income..................................     2,406,186
Accumulated undistributed net realized
 gain....................................     2,639,747
                                           ------------

    NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS.........................   319,076,164
                                           ------------

    TOTAL NET ASSETS.....................  $449,076,164
                                           ============

NET ASSET VALUE PER COMMON SHARE
 ($319,076,164 divided by 21,140,880
 common shares outstanding)..............        $15.09
                                           ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME...........................  $27,155,548
                                            -----------

EXPENSES
Investment management fee.................    1,583,229
Auction commission fees...................      365,975
Professional fees.........................       97,597
Transfer agent fees and expenses..........       81,776
Shareholder reports and notices...........       51,134
Registration fees.........................       32,926
Custodian fees............................       22,875
Trustees' fees and expenses...............       17,327
Auction agent fees........................       17,189
Other.....................................       19,091
                                            -----------

    TOTAL EXPENSES........................    2,289,119
Less: expense offset......................      (22,833)
                                            -----------

    NET EXPENSES..........................    2,266,286
                                            -----------

    NET INVESTMENT INCOME.................   24,889,262
                                            -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain.........................    3,913,037
Net change in unrealized appreciation.....   (1,337,190)
                                            -----------

    NET GAIN..............................    2,575,847
                                            -----------

NET INCREASE..............................  $27,465,109
                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 24,889,262       $ 25,671,501
Net realized gain (loss).............................       3,913,037         (1,273,290)
Net change in unrealized appreciation................      (1,337,190)       (24,952,418)
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................      27,465,109           (554,207)
                                                         ------------       ------------

Dividends to preferred shareholders from net
 investment income...................................      (5,231,646)        (4,423,314)
                                                         ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (20,009,677)       (20,206,147)
Net realized gain....................................        --               (2,338,083)
                                                         ------------       ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (20,009,677)       (22,544,230)
                                                         ------------       ------------

Decrease from transactions in common shares of
 beneficial interest.................................     (13,911,820)        (3,344,045)
                                                         ------------       ------------

    NET DECREASE.....................................     (11,688,034)       (30,865,796)

NET ASSETS:
Beginning of period..................................     460,764,198        491,629,994
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,406,186 and $2,758,247, respectively).........    $449,076,164       $460,764,198
                                                         ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. ("the Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $114,101,262 and $128,232,996, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,700.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,992. At October 31, 2000, the Trust had an accrued pension liability of $42,274 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  TU       800     $40,000     4.19%   01/09/01    3.35% - 4.19%
  TH     1,800      90,000     4.13    11/03/00     3.35  - 5.30

---------------------
 * As of October 31, 2000.
** For the year ended October 31, 2000.

Subsequent to October 31, 2000 and up through December 4, 2000 the Trust paid dividends to Series TU and TH at rates ranging from 4.05% to 4.19% in the aggregate amount of $493,990.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1998...................................  22,416,813   $224,168    $311,173,671
Treasury shares purchased and retired (weighted average
 discount 7.47%)*...........................................    (239,200)    (2,392)     (3,342,030)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  22,177,613    221,776     307,831,641
Treasury shares purchased and retired (weighted average
 discount 9.62%)*...........................................  (1,036,733)   (10,367)    (13,901,453)
                                                              ----------   --------    ------------
Balance, October 31, 2000...................................  21,140,880   $211,409    $293,930,188
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  ----------------   -----------------
 $0.0775   November 3, 2000   November 17, 2000
 $0.0775   December 8, 2000   December 22, 2000

7. FEDERAL INCOME TAX STATUS

During the year October 31, 2000, the Trust utilized all of its net capital loss carryover of approximately $1,273,000.

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds having a total value of $25,333,500, which represents 5.6% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $  14.91   $  16.13   $  15.96   $  15.80   $  15.86
                                                              --------   --------   --------   --------   --------
Income (loss) from investment operations:
 Net investment income......................................      1.15       1.15       1.18       1.18       1.27
 Net realized and unrealized gain (loss)....................      0.14      (1.18)      0.15       0.23      (0.02)
                                                              --------   --------   --------   --------   --------
Total income (loss) from investment operations..............      1.29      (0.03)      1.33       1.41       1.25
                                                              --------   --------   --------   --------   --------
Less dividends and distributions from:
 Net investment income......................................     (0.93)     (0.90)     (0.95)     (0.99)     (1.02)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.24)     (0.20)     (0.21)     (0.21)     (0.21)
 Net realized gain..........................................     --         (0.10)     --         (0.05)     (0.08)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (1.17)     (1.20)     (1.16)     (1.25)     (1.31)
                                                              --------   --------   --------   --------   --------
Anti-dilutive effect of acquiring treasury shares...........      0.06       0.01      --         --         --
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $  15.09   $  14.91   $  16.13   $  15.96   $  15.80
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................  $ 14.188   $ 13.688   $ 15.625   $  15.25   $  15.00
                                                              ========   ========   ========   ========   ========
TOTAL RETURN+...............................................     10.87%     (6.36)%     8.79%      8.80%     10.31%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................      0.71%(1)   0.69%(1)   0.68%      0.69%(1)   0.70%(1)
Net investment income before preferred stock dividends......      7.74%      7.32%      7.33%      7.50%      7.54%
Preferred stock dividends...................................      1.63%      1.26%      1.29%      1.35%      1.35%
Net investment income available to common shareholders......      6.11%      6.06%      6.04%      6.15%      6.19%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $449,076   $460,764   $491,630   $487,886   $485,849
Asset coverage on preferred shares at end of period.........       345%       354%       378%       375%       373%
Portfolio turnover rate.....................................        26%        16%         6%     --             1%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000
      --------------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL TRUST

Annual Report
October 31, 2000